Principal Accounting Policies and Related Financial Information (Policies)	12 Months Ended
Dec. 31, 2018
Accounting Policies [Abstract]
Basis of consolidation and basis of presentation
Basis of consolidation and basis of presentation. The accompanying consolidated financial statements of FMC Corporation and its subsidiaries were prepared in accordance with accounting principles generally accepted in the United States of America ("U.S. GAAP"). Our consolidated financial statements include the accounts of FMC and all entities that we directly or indirectly control. All significant intercompany accounts and transactions are eliminated in consolidation.

Estimates and assumptions
Estimates and assumptions. In preparing the financial statements in conformity with U.S. GAAP we are required to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosures of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenue and expenses during the reporting period. Actual results are likely to differ from those estimates, but we do not believe such differences will materially affect our financial position, results of operations or cash flows.

Cash equivalents	Cash equivalents. We consider investments in all liquid debt instruments with original maturities of 3 months or less to be cash equivalents.
Trade receivables, net of allowance
Trade receivables, net of allowance. Trade receivables consist of amounts owed to us from customer sales and are recorded when revenue is recognized. The allowance for trade receivables represents our best estimate of the probable losses associated with potential customer defaults. In developing our allowance for trade receivables, we use a two stage process which includes calculating a general formula to develop an allowance to appropriately address the uncertainty surrounding collection risk of our entire portfolio and specific allowances for customers where the risk of collection has been reasonably identified either due to liquidity constraints or disputes over contractual terms and conditions.
Our method of calculating the general formula consists of estimating the recoverability of trade receivables based on historical experience, current collection trends, and external business factors such as economic factors, including regional bankruptcy rates, and political factors. Our analysis of trade receivable collection risk is performed quarterly, and the allowance is adjusted accordingly.
We also hold long-term receivables that represent long-term customer receivable balances related to past-due accounts which are not expected to be collected within the current year. Our policy for the review of the allowance for these receivables is consistent with the discussion in the preceding paragraph above on trade receivables. Therefore on an ongoing basis, we continue to evaluate the credit quality of our long-term receivables utilizing aging of receivables, collection experience and write-offs, as well as existing economic conditions, to determine if an additional allowance is necessary.

Investments
Investments. Investments in companies in which our ownership interest is 50 percent or less and in which we exercise significant influence over operating and financial policies are accounted for using the equity method. Under the equity method, original investments are recorded at cost and adjusted by our share of undistributed earnings and losses of these investments. Majority owned investments in which our control is restricted are also accounted for using the equity method. All other investments are carried at their fair values or at cost, as appropriate. We are party to several joint venture investments throughout the world, which individually and in the aggregate are not significant to our financial results.

Inventories	Inventories. Inventories are stated at the lower of cost or market value. Inventory costs include those costs directly attributable to products before sale, including all manufacturing overhead but excluding distribution costs. All domestic inventories, excluding materials and supplies, are determined on a last-in, first-out (“LIFO”) basis and our remaining inventories are recorded on either a first-in, first-out (“FIFO”) basis or average cost. The method for the acquired DuPont Crop Protection Business includes LIFO and average cost.
Property, plant and equipment
Property, plant and equipment. We record property, plant and equipment, including capitalized interest, at cost. We recognize acquired property, plant and equipment, from acquisitions at its estimated fair value. Depreciation is provided principally on the straight-line basis over the estimated useful lives of the assets (land improvements — 20 years, buildings — 20 to 40 years, and machinery and equipment — three to 18 years). Gains and losses are reflected in income upon sale or retirement of assets. Expenditures that extend the useful lives of property, plant and equipment or increase productivity are capitalized. Ordinary repairs and maintenance are expensed as incurred through operating expense.

Capitalized interest
Capitalized interest. We capitalized interest costs of $4.1 million in 2018, $1.6 million in 2017 and $1.9 million in 2016. These costs were primarily associated with the construction of certain long-lived assets and have been capitalized as part of the cost of those assets. We amortize capitalized interest over the assets’ estimated useful lives.

Impairments of long-lived assets
Impairments of long-lived assets. We review the recovery of the net book value of long-lived assets whenever events and circumstances indicate that the net book value of an asset may not be recoverable from the estimated undiscounted future cash flows expected to result from its use and eventual disposition. In cases where undiscounted expected future cash flows are less than the net book value, we recognize an impairment loss equal to an amount by which the net book value exceeds the fair value of the asset. Long-lived assets to be disposed of are reported at the lower of carrying amount or fair value less cost to sell.

Asset retirement obligations
Asset retirement obligations. We record asset retirement obligations (“AROs”) at fair value at the time the liability is incurred if we can reasonably estimate the settlement date. The associated AROs are capitalized as part of the carrying amount of related long-lived assets. In future periods, the liability is accreted to its present value and the capitalized cost is depreciated over the useful life of the related asset. We also adjust the liability for changes resulting from the passage of time and/or revisions to the timing or the amount of the original estimate. Upon retirement of the long-lived asset, we either settle the obligation for its recorded amount or incur a gain or loss.

Restructuring and other charges
Restructuring and other charges. We continually perform strategic reviews and assess the return on our businesses. This sometimes results in a plan to restructure the operations of a business. We record an accrual for severance and other exit costs under the provisions of the relevant accounting guidance.
Additionally, as part of these restructuring plans, write-downs of long-lived assets may occur. Two types of assets are impacted: assets to be disposed of by sale and assets to be abandoned. Assets to be disposed of by sale are measured at the lower of carrying amount or estimated net proceeds from the sale. Assets to be abandoned with no remaining future service potential are written down to amounts expected to be recovered. The useful life of assets to be abandoned that have a remaining future service potential are adjusted and depreciation is recorded over the adjusted useful life.

Capitalized software	Capitalized software. We capitalize the costs of internal use software in accordance with accounting literature which generally requires the capitalization of certain costs incurred to develop or obtain internal use software. We assess the recoverability of capitalized software costs on an ongoing basis and record write-downs to fair value as necessary. We amortize capitalized software costs over expected useful lives ranging from three to 10 years.
Goodwill and intangible assets
Goodwill and intangible assets. Goodwill and other indefinite life intangible assets are not subject to amortization. Instead, they are subject to at least an annual assessment for impairment by applying a fair value-based test.
We test goodwill and indefinite life intangibles for impairment annually using the criteria prescribed by U.S. GAAP accounting guidance for goodwill and other intangible assets. Based upon our annual impairment assessments conducted in 2018 and 2017, we did not record any goodwill impairments. See Note 5 for more information on indefinite life intangibles. In 2017, we recorded a $42.1 million impairment charge to write down certain indefinite-lived intangible assets of the acquired DuPont Crop Protection Business as a result of the Tax Cuts and Jobs Act (“the Act”) passed in the fourth quarter of 2017. See Note 12 for more details. In 2016, we recorded indefinite life intangible impairments of $9.3 million. These amounts were associated with Cheminova integration and restructuring activities within FMC Agricultural Solutions.
Finite-lived intangible assets consist of primarily customer relationships and patents, brands, registration rights, industry licenses, and other intangibles and are generally being amortized over periods of approximately three to 20 years.
Revenue recognition
Revenue recognition. We recognize revenue when (or as) we satisfy our performance obligation which is when the customer obtains control of the good or service. Rebates due to customers are accrued as a reduction of revenue in the same period that the related sales are recorded based on the contract terms. Refer to Note 3.
We record amounts billed for shipping and handling fees as revenue. Costs incurred for shipping and handling are recorded as costs of sales and services. Amounts billed for sales and use taxes, value-added taxes, and certain excise and other specific transactional taxes imposed on revenue-producing transactions are presented on a net basis and excluded from sales in the consolidated income statements. We record a liability until remitted to the respective taxing authority.
We periodically enter into prepayment arrangements with customers, primarily in our FMC Agricultural Solutions segment, and receive advance payments for product to be delivered in future periods. These advance payments are recorded as deferred revenue and classified as “Advance payments from customers” on the consolidated balance sheet. Revenue associated with advance payments is recognized as shipments are made and transfer of control to the customer takes place.
On January 1, 2018, Accounting Standards Update 2014-09, Revenue from Contracts with Customers, became effective. See Note 2 to these consolidated financial statements for more information.

Research and Development
Research and development. Research and development costs are expensed as incurred. In-process research and development acquired as part of asset acquisitions, which include license and development agreements, are expensed as incurred and included as a component of “Restructuring and other charges (income)" on the consolidated statements of income (loss).

Income and other taxes
Income and other taxes. We provide current income taxes on income reported for financial statement purposes adjusted for transactions that do not enter into the computation of income taxes payable. We recognize deferred tax liabilities and assets for the expected future tax consequences of temporary differences between the carrying amounts and the tax basis of assets and liabilities. We have not provided income taxes for any additional outside basis differences inherent in our investments in subsidiaries because the investments and related unremitted earnings are essentially permanent in duration or we have concluded that no additional tax liability will arise upon disposal.

Foreign currency
Foreign currency. We translate the assets and liabilities of our foreign operations at exchange rates in effect at the balance sheet date. For foreign operations for which the functional currency is not the U.S. dollar we record translation gains and losses as a component of accumulated other comprehensive income (loss) in equity. The foreign operations' income statements are translated at the monthly exchange rates for the period.

We record remeasurement gains and losses on monetary assets and liabilities, such as accounts receivables and payables, which are not in the functional currency of the operation. These remeasurement gains and losses are recorded in income as they occur. We generally enter into foreign currency contracts to mitigate the financial risk associated with these transactions.
Derivative financial instruments
Derivative financial instruments. We mitigate certain financial exposures, including currency risk, interest rate risk and commodity price exposures, through a controlled program of risk management that includes the use of derivative financial instruments. We enter into foreign exchange contracts, including forward and purchased option contracts, to reduce the effects of fluctuating foreign currency exchange rates.
We recognize all derivatives on the balance sheet at fair value. On the date the derivative instrument is entered into, we generally designate the derivative as either a hedge of the variability of cash flows to be received or paid related to a forecasted transaction (cash flow hedge) or a hedge of the fair value of a recognized asset or liability or of an unrecognized firm commitment (fair value hedge). We record in accumulated other comprehensive income (loss) changes in the fair value of derivatives that are designated as, and meet all the required criteria for, a cash flow hedge. We then reclassify these amounts into earnings as the underlying hedged item affects earnings. We record immediately in earnings changes in the fair value of derivatives that are not designated as cash flow hedges.
We formally document all relationships between hedging instruments and hedged items, as well as the risk management objective and strategy for undertaking various hedge transactions. This process includes relating derivatives that are designated as fair value or cash flow hedges to specific assets and liabilities on the balance sheet or to specific firm commitments or forecasted transactions. We also formally assess, both at the inception of the hedge and throughout its term, whether each derivative is highly effective in offsetting changes in fair value or cash flows of the hedged item. If we determine that a derivative is not highly effective as a hedge, or if a derivative ceases to be a highly effective hedge, we discontinue hedge accounting with respect to that derivative prospectively.
Treasury stock
Treasury stock. We record shares of common stock repurchased at cost as treasury stock, resulting in a reduction of stockholders’ equity in the consolidated balance sheets. When the treasury shares are contributed under our employee benefit plans or issued for option exercises, we use a FIFO method for determining cost. The difference between the cost of the shares and the market price at the time of contribution to an employee benefit plan is added to or deducted from the related capital in excess of par value of common stock.

Segment information
Segment information. We determined our reportable segments based on our strategic business units, the commonalities among the products and services within each segment and the manner in which we review and evaluate operating performance.
We have identified FMC Agricultural Solutions as our reportable segment. Segment disclosures are included in Note 20. Segment EBITDA is defined as segment revenue less operating expenses (segment operating expenses consist of costs of sales and services, selling, general and administrative expenses, research and development expenses), excluding depreciation and amortization. We have excluded the following items from segment EBITDA: corporate staff expense, interest income and expense associated with corporate debt facilities and investments, income taxes, gains (or losses) on divestitures of businesses, restructuring and other charges (income), non-operating pension and postretirement charges (income), investment gains and losses, loss on extinguishment of debt, asset impairments, LIFO inventory adjustments, transaction-related charges, and other income and expense items. Information about how restructuring and other charges (income) relate to our businesses at the segment level is discussed in Note 8.
Segment assets and liabilities are those assets and liabilities that are recorded and reported by segment operations. Segment operating capital employed represents segment assets less segment liabilities. Segment assets exclude corporate and other assets, which are principally cash equivalents, the LIFO reserve on inventory, deferred income taxes, eliminations of intercompany receivables and property and equipment not attributable to a specific segment, such as capitalized interest. Segment liabilities exclude substantially all debt, income taxes, pension and other postretirement benefit liabilities, environmental reserves and related recoveries, restructuring reserves, fair value of currency contracts, intercompany eliminations, and reserves for discontinued operations.
Geographic segment revenue is based on the location of our customers. Geographic segment long-lived assets include goodwill and other intangibles, net, property, plant and equipment, net and other non-current assets.
Stock compensation plans	Stock compensation plans. We recognize compensation expense in the financial statements for all share options and other equity-based arrangements. Share-based compensation cost is measured at the date of grant, based on the fair value of the award, and is recognized over the employee’s requisite service period.
Environmental obligations
Environmental obligations. We provide for environmental-related obligations when they are probable and amounts can be reasonably estimated. Where the available information is sufficient to estimate the amount of liability, that estimate has been used. Where the information is only sufficient to establish a range of probable liability and no point within the range is more likely than any other, the lower end of the range has been used.
Estimated obligations to remediate sites that involve oversight by the United States Environmental Protection Agency (“EPA”), or similar government agencies, are generally accrued no later than when a Record of Decision (“ROD”), or equivalent, is issued, or upon completion of a Remedial Investigation/Feasibility Study (“RI/FS”), or equivalent, that is submitted by us and the appropriate government agency or agencies. Estimates are reviewed quarterly and, if necessary, adjusted as additional information becomes available. The estimates can change substantially as additional information becomes available regarding the nature or extent of site contamination, required remediation methods, and other actions by or against governmental agencies or private parties.
Our environmental liabilities for continuing and discontinued operations are principally for costs associated with the remediation and/or study of sites at which we are alleged to have released hazardous substances into the environment. Such costs principally include, among other items, RI/FS, site remediation, costs of operation and maintenance of the remediation plan, management costs, fees to outside law firms and consultants for work related to the environmental effort, and future monitoring costs. Estimated site liabilities are determined based upon existing remediation laws and technologies, specific site consultants’ engineering studies or by extrapolating experience with environmental issues at comparable sites.
Included in our environmental liabilities are costs for the operation, maintenance and monitoring of site remediation plans ("OM&M"). Such reserves are based on our best estimates for these OM&M plans. Over time we may incur OM&M costs in excess of these reserves. However, we are unable to reasonably estimate an amount in excess of our recorded reserves because we cannot reasonably estimate the period for which such OM&M plans will need to be in place or the future annual cost of such remediation, as conditions at these environmental sites change over time. Such additional OM&M costs could be significant in total but would be incurred over an extended period of years.
Included in the environmental reserve balance, other assets balance and disclosure of reasonably possible loss contingencies are amounts from third party insurance policies which we believe are probable of recovery.
Provisions for environmental costs are reflected in income, net of probable and estimable recoveries from named Potentially Responsible Parties (“PRPs”) or other third parties. Such provisions incorporate inflation and are not discounted to their present values.
In calculating and evaluating the adequacy of our environmental reserves, we have taken into account the joint and several liability imposed by Comprehensive Environmental Remediation, Compensation and Liability Act (“CERCLA”) and the analogous state laws on all PRPs and have considered the identity and financial condition of the other PRPs at each site to the extent possible. We have also considered the identity and financial condition of other third parties from whom recovery is anticipated, as well as the status of our claims against such parties. Although we are unable to forecast the ultimate contributions of PRPs and other third parties with absolute certainty, the degree of uncertainty with respect to each party is taken into account when determining the environmental reserve on a site-by-site basis. Our liability includes our best estimate of the costs expected to be paid before the consideration of any potential recoveries from third parties. We believe that any recorded recoveries related to PRPs are realizable in all material respects. Recoveries are recorded as either an offset in “Environmental liabilities, continuing and discontinued” or as “Other assets including long-term receivables, net” in our consolidated balance sheets in accordance with U.S. accounting literature.

Pension and other postretirement benefits
Pension and other postretirement benefits. We provide qualified and nonqualified defined benefit and defined contribution pension plans, as well as postretirement health care and life insurance benefit plans to our employees and retirees. The costs (or benefits) and obligations related to these benefits reflect key assumptions related to general economic conditions, including interest (discount) rates, healthcare cost trend rates, expected rates of return on plan assets and the rates of compensation increase for employees. The costs (or benefits) and obligations for these benefit programs are also affected by other assumptions, such as average retirement age, mortality, employee turnover, and plan participation. To the extent our plans’ actual experience, as influenced by changing economic and financial market conditions or by changes to our own plans’ demographics, differs from these assumptions, the costs and obligations for providing these benefits, as well as the plans’ funding requirements, could increase or decrease. When actual results differ from our assumptions, the difference is typically recognized over future periods. In addition, the unrealized gains and losses related to our pension and postretirement benefit obligations may also affect periodic benefit costs (or benefits) in future periods. See Note 14 for additional information relating to pension and other postretirement benefits.

New Accounting guidance and regulatory items and recently adopted accounting guidance

New accounting guidance and regulatory items
In August 2018, the Financial Accounting Standards Board (“FASB”) issued Accounting Standards Update (“ASU”) No. 2018-15, Internal-Use Software (Subtopic 350-40): Customer’s Accounting for Implementation Costs Incurred in a Cloud Computing Arrangement That Is a Service Contract. The amendments in this ASU align the requirements for capitalizing implementation costs incurred in a hosting arrangement that is a service contract with the requirements for capitalizing implementation costs incurred to develop or obtain internal-use software. The new standard is effective for fiscal years beginning after December 15, 2019 (i.e. a January 1, 2020 effective date). We are evaluating the effect the guidance will have on our consolidated financial statements.

In February 2018, the FASB issued ASU No. 2018-02, Reclassification of Certain Tax Effects from Accumulated Other Comprehensive Income. This new standard permits a company to reclassify the income tax effects of the change in the U.S federal corporate income tax rate on the gross deferred tax amounts and related valuation allowances as well as other income tax effects related to the application of the Act within Accumulated other comprehensive income ("AOCI") to retained earnings. There are also new required disclosures such as a description of the accounting policy for releasing income tax effects from AOCI as well as certain disclosures in the period of adoption if a company elects to reclassify the income tax effects. The new standard is effective for fiscal years beginning after December 15, 2018 (i.e. a January 1, 2019 effective date), and interim periods within those fiscal years, with early adoption permitted. The impacts of this standard is limited to a reclassification of certain income tax effects from AOCI to retained earnings.

In August 2017, the FASB issued ASU No. 2017-12, Derivatives and Hedging (Topic 815). This ASU amends and simplifies existing hedge accounting guidance and allows for more hedging strategies to be eligible for hedge accounting. In addition, the ASU amends disclosure requirements and how hedge effectiveness is assessed. The new standard is effective for fiscal years beginning after December 15, 2018 (i.e. a January 1, 2019 effective date), with early adoption permitted in any interim period after issuance of this ASU. We believe the adoption will not have a material impact on our consolidated financial statements.

In January 2017, the FASB issued ASU No. 2017-04, Intangibles - Goodwill and Other (Topic 350): Simplifying the Test for Goodwill Impairment. This ASU changes the subsequent measurement of goodwill impairment by eliminating Step 2 from the impairment test. Under the new guidance, an entity will measure impairment using the difference between the carrying amount and the fair value of the reporting unit. The new standard is effective for fiscal years beginning after December 15, 2019 (i.e. a January 1, 2020 effective date), with early adoption permitted for goodwill impairment tests with measurement dates after January 1, 2017. We believe the adoption will not have a material impact on our consolidated financial statements.

In June 2016, the FASB issued ASU No. 2016-13, Financial Instruments – Credit Losses (Topic 326), Measurement of Credit Losses on Financial Instruments” ("ASU 2016-13"). ASU 2016-13 replaces the incurred loss impairment methodology with a methodology that reflects expected credit losses. The update is intended to provide financial statement users with more decision-useful information about the expected credit losses on financial instruments and other commitments to extend credit held by a reporting entity at each reporting date. The new standard is effective for fiscal years beginning after December 15, 2019 (i.e. a January 1, 2020 effective date), with early adoption permitted for fiscal years beginning after December 15, 2018. We are evaluating the effect the guidance will have on our consolidated financial statements.

In February 2016, the FASB issued its new lease accounting guidance in ASU No. 2016-02, Leases (Topic 842) ("ASU 2016-02"). Under the new guidance, lessees are required to recognize for all leases (with the exception of short-term leases) a lease liability, which is a lessee's obligation to make lease payments arising from a lease, measured on a discounted basis and a right-of-use asset, which is an asset that represents the lessee's right to use, or control the use of, a specified asset for the lease term. We have adopted this standard as of January 1, 2019 utilizing a modified retrospective approach and have elected the optional transition practical expedient. Under this transition practical expedient, only contracts that exist as of, or are entered into on or after, January 1, 2019 are transitioned, with a cumulative effect adjustment as of January 1, 2019. All comparative periods prior to January 1, 2019 will retain the financial reporting and disclosure requirements of ASC 840.

While we are still finalizing the effect that ASU 2016-02 will have on our consolidated financial statements and related disclosures, we have performed various assessment, lease abstraction, and operational activities as part of our established project plan to support the implementation of the new lease standard. As part of our impact assessment, we have performed scoping exercises and also verified our lease population, which is approximately 1,400 leases as of February 2019. This population includes leases identified in our embedded lease assessment process. Information from these leases have been abstracted into our lease accounting software, which will assist us in the quantification of the expected impact on the consolidated balance sheets and facilitate the calculations of the related accounting entries and disclosures. We continue to update this population in our software as new leases are entered or modified and reassess the impact, accordingly. We have also assessed any potential impacts on our internal controls, business processes, and accounting policies related to both the implementation and ongoing compliance of the new guidance. We have made updates and/or created new controls and processes to address the significant changes as a result of the adoption of ASU 2016-02. Additionally, we are in the process of developing drafts of our new footnote disclosures required under the new standard that will be disclosed in our first quarter Form 10-Q, but will continue to work on finalizing them during the first quarter of 2019. As previously noted, although we are still finalizing the quantitative effects of ASU 2016-02, we expect total assets and total liabilities will increase between $180 million and $220 million in the period of adoption (this range represents the discounted impact). A large majority of that increase relates to a few key real estate leases including our Corporate headquarters, regional innovation centers, and centers of excellence.

Recently adopted accounting guidance
In March 2018, the FASB issued ASU No. 2018-05, Amendments to SEC Paragraphs Pursuant to SEC Staff Accounting Bulletin No. 118 related to the Tax Cuts and Jobs Act. This update amends several paragraphs in ASC 740, Income Taxes, that contain SEC guidance related to SAB 118, which was previously issued in December 2017 by the SEC. In accordance with SAB 118, income tax effects of the Act were refined upon obtaining, preparing, or analyzing additional information during the measurement period. During the year ended December 31, 2018, we recorded an adjustment to our provisional expense of $8.5 million. Our analysis under SAB 118 is complete. Refer to Note 12 for more information.

In May 2017, the FASB issued ASU No. 2017-09, Stock Compensation - Scope of Modification Accounting. This ASU provides guidance on which changes to the terms or conditions of a share-based payment award require an entity to apply modification accounting in Topic 718. The new standard was effective for fiscal years beginning after December 15, 2017 (i.e. a January 1, 2018 effective date). We adopted this standard beginning in 2018. We will apply the new guidance for any non-substantive changes in our share-based awards in future periods. There was no impact to our consolidated financial statements upon adoption.

In March 2017, the FASB issued ASU No. 2017-07, Compensation - Retirement Benefits (Topic 715): Improving the Presentation of Net Periodic Pension Cost and Net Periodic Postretirement Benefit Cost. This ASU provides requirements for the presentation and disclosure of net benefit cost on the financial statements. The service cost component of net benefit cost is required to be presented in the income statement line item where the associated compensation cost is reported, while the other components of net benefit cost are required to be presented outside of operating income. The new standard was effective for fiscal years beginning after December 15, 2017 (i.e. a January 1, 2018 effective date). We adopted this standard on a retrospective basis. As a result, we have reclassified non-operating pension and postretirement charges (income) from "Selling, general and administrative expenses" to "Non-operating pension and postretirement charges (income)" within the consolidated statements of income (loss). For the years ended December 31, 2017 and 2016, we reclassified $(16.3) million and $23.8 million of non-operating pension and postretirement charges (income). There was no impact to our net income. Refer to the table below.

	Year ended December 31, 2017
(in Millions)	As Reported	Reclassification	As adjusted
Selling, general and administrative expenses	$565.4	$16.3	$581.7
Non-operating pension and postretirement charges (income)	—	(16.3)	(16.3)

	Year ended December 31, 2016
(in Millions)	As Reported	Reclassification	As adjusted
Selling, general and administrative expenses	$443.2	$(23.8)	$419.4
Non-operating pension and postretirement charges (income)	—	23.8	23.8

In January 2017, the FASB issued ASU No. 2017-01, Business Combinations. This new ASU clarified the definition of a business with the objective of adding guidance to assist entities with evaluating whether transactions should be accounted for as acquisitions (or disposals) of assets or businesses. The new standard was effective for fiscal years beginning after December 15, 2017 (i.e. a January 1, 2018 effective date) and will be applied prospectively. We adopted this standard beginning in 2018. We expect these provisions to impact future transactions of acquisitions or disposals. However, there was no impact to our consolidated financial statements upon adoption.

In October 2016, the FASB issued ASU No. 2016-16, Income Taxes (Topic 740), Intra-Entity Transfers of Assets Other Than Inventory. Under the new guidance, an entity will recognize the income tax consequences of an intra-entity transfer of an asset other than inventory when the transfer occurs. The new standard was effective for fiscal years beginning after December 15, 2017 (i.e. a January 1, 2018 effective date), with early adoption permitted only in the first quarter of a fiscal year. We adopted this standard beginning in 2018. There was no material impact to our consolidated financial statements upon adoption.

In August 2016, the FASB issued ASU No. 2016-15, Statements of Cash Flows (Topic 230), Classification of Certain Cash Receipts and Cash Payments. This ASU addresses eight specific cash flow issues with the goal of reducing the existing diversity in practice in how certain cash receipts and cash payments are both presented and classified in the statement of cash flows. The new standard was effective for fiscal years beginning after December 15, 2017, and interim periods within those fiscal years (i.e. a January 1, 2018 effective date), with early adoption permitted. We adopted this standard beginning in 2018. Based on our review of the eight cash flow issues, there were no significant changes to our presentation of certain cash receipts and payments within our consolidated cash flow statement.

In January 2016, the FASB issued ASU No. 2016-01, Financial Instruments – Overall (Subtopic 825-10): Recognition and Measurement of Financial Assets and Financial Liabilities, which amends the guidance in U.S. GAAP on the classification and measurement of financial instruments. Changes to the current guidance primarily affect the accounting for equity investments, financial liabilities under the fair value option, and the presentation and disclosure requirements for financial instruments. The new standard was effective for fiscal years and interim periods beginning after December 15, 2017 (i.e. a January 1, 2018 effective date), and upon adoption, an entity should apply the amendments by means of a cumulative-effect adjustment to the balance sheet at the beginning of the first reporting period in which the guidance is effective. We adopted this standard beginning in 2018. There was no material impact on our consolidated financial statements upon adoption.

In May 2014, the FASB issued ASU No. 2014-09, Revenue from Contracts with Customers (Topic 606). This standard requires an entity to recognize the amount of revenue to which it expects to be entitled for the transfer of promised goods or services to customers. This guidance replaced most existing revenue recognition guidance in U.S. GAAP. On January 1, 2018, we adopted ASU 2014-09 and its related amendments (collectively known as ASC 606) using the modified retrospective adoption method.
In order to adopt this standard, we performed an impact assessment by analyzing revenue transactions and arrangements that are representative of our business segments and their revenue streams. Additionally, we assessed any potential impacts on our internal controls and processes related to both the implementation and ongoing compliance of the new guidance. Our assessment procedures included the DuPont Crop Protection Business, which was acquired on November 1, 2017.
The standard impacted our disclosures including disclosures presenting further disaggregation of revenue. Refer to Note 3 for further information. Based on our assessment, there was no cumulative catchup effect of initially applying ASC 606 that required an adjustment to our retained earnings; however, we have recognized balance sheet adjustments related to the presentation of sales returns liabilities and corresponding refund assets. The comparative information has not been adjusted and continues to be reported under ASC 605.
Utilizing the practical expedients and exemptions allowed under the modified retrospective method, ASC 606 was only applied to existing contracts (i.e. those for which FMC has remaining performance obligations) as of January 1, 2018, and new contracts entered into after January 1, 2018. ASC 606 was not applied to contracts that were completed prior to December 31, 2017. The impacts of the adoption of ASC 606 are set out below.
The cumulative effect of the changes made to our consolidated January 1, 2018 balance sheet for the adoption of ASC 606, Revenue from Contracts with Customers, was as follows:

	Balance at December 31, 2017	Adjustments due to ASC 606	Balance at January 1, 2018
(in Millions)	Amounts as originally reported	Adjustment	Amounts as adjusted
Assets
Prepaid and other current assets	$303.5	$84.8	$388.3
Liabilities and Equity
Accrued and other liabilities	$479.4	$84.8	$564.2

In accordance with the new revenue standard requirements, the disclosure of the impact of adoption on our consolidated balance sheet was as follows:

	December 31, 2018
(in Millions)	Amounts as reported	Adjustment due to ASC 606	Amounts without ASC 606 adjustment
Balance Sheet
Assets
Prepaid and other current assets	$432.6	$(49.7)	$382.9
Liabilities and Equity
Accrued and other liabilities	$570.8	$(49.7)	$521.1

The adoption of ASC 606 requires FMC to record its estimated product returns gross on the balance sheet. Therefore, a refund liability is recognized for the consideration paid by a customer to which FMC does not expect to be entitled, together with a corresponding asset to recover the product from the customer. Presenting estimated product returns gross on the balance sheet resulted in impacts to the above asset and liability line items.